UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 18, 2018

AIRGAIN, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-37851	95-4523882
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3611 Valley Centre Drive, Suite 150 San Diego, CA	92130
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (760) 579-0200

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02	Results of Operations and Financial Condition.

Airgain, Inc. (the “Company” or “Airgain”) hereby reaffirms previously issued guidance for its sales outlook for fiscal year 2017 of 12% to 15% growth over the prior year and its sales outlook for fiscal year 2018 of 20% growth over its fiscal year 2017 target.

The estimated 2017 sales growth percentage range discussed above is subject to the completion of financial closing procedures and other developments that may arise between now and the time the financial results for the fourth quarter are finalized, as well as the completion of the audit of the 2017 financial statements. Therefore, actual results may differ materially from this estimate. In addition, the above estimate does not present all information necessary for an understanding of the Company’s financial condition as of December 31, 2017.

In accordance with General Instructions B.2 of Form 8-K, the information in this Item 2.02 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, whether made before or after the date hereof, except as expressly set forth by specific reference in such a filing.

Item 7.01	Regulation FD Disclosure.

As previously disclosed pursuant to a press release on January 5, 2018, the Company will meet with investors and other parties and present a slide presentation in connection with the 20th Annual Needham Growth Conference on January 18, 2018 in New York City, New York. During the course of the conference, the Company will reaffirm its prior guidance of its sales outlook for fiscal year 2017 of 12% to 15% growth over the prior year and its sales outlook for fiscal year 2018 of 20% growth over its fiscal year 2017 target. The slide presentation is available on the Company’s website and the Company will webcast the presentation live and archive it for 60 days in the Investor Relations section of its website at investors.airgain.com. The information set forth in this Item 7.01 is being furnished pursuant to Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, and it shall not be deemed incorporated by reference in any filing under the Securities Act or under the Exchange Act, whether made before or after the date hereof, except as expressly provided by specific reference in such a filing.

* * *

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. Airgain cautions you that statements in this Current Report on Form 8-K that are not a description of historical facts are forward-looking statements. These statements are based on the Company’s current beliefs and expectations. These forward-looking statements include statements regarding Airgain’s fiscal year 2017 and fiscal year 2018 financial outlook. The inclusion of forward-looking statements should not be regarded as a representation by Airgain that any of our plans will be achieved. Actual results may differ from those set forth in this Current Report on Form 8-K due to the risk and uncertainties inherent in our business, including, without limitation: risks related to changes in estimated financial amounts based on the completion of financial closing procedures and the audit of the 2017 financial statements; the market for our antenna products is developing and may not develop as we expect; our operating results may fluctuate significantly, including based on seasonal factors, which makes future operating results difficult to predict and could cause our operating results to fall below expectations or guidance; and other risks described in our filings with the Securities and Exchange Commission (the “SEC”), including under the heading “Risk Factors” in our Annual Report on Form 10-K and any subsequent filings with the SEC. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof, and we undertake no obligation to revise or update this Current Report on Form 8-K to reflect events or circumstances after the date hereof. All forward-looking statements are qualified in their entirety by this cautionary statement, which is made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AIRGAIN, INC.

Date: January 18, 2018	By:	/s/ Leo Johnson
	Name:	Leo Johnson
	Title:	Chief Financial Officer and Secretary